(KPM Funds Logo)

                                  SEMI-ANNUAL
                                     REPORT

                              KPM EQUITY PORTFOLIO

                           KPM FIXED INCOME PORTFOLIO

                               DECEMBER 31, 1998

                                (KPM Funds Logo)

                             PERFORMANCE STATISTICS

                                      SIX MONTHS ENDED         ONE YEAR ENDED       AVERAGE ANNUAL RETURN
                                          12/31/98                12/31/98         SINCE INCEPTION (7/5/94)
                                      ----------------         --------------      -----------------------
    Equity Portfolio                       (6.51)%                 (3.89)%                  16.93%
    Fixed Income Portfolio                  3.10%                   6.82%                    7.48%

The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

Your funds had a challenging year in 1998. The KPM Equity Portfolio declined - 6.5% in the six month period ended December 31, 1998 which was slightly better than the Value Line Composite Index which declined -8.3%. However, your fund lagged well behind the Standard & Poor's 500 average which increased +9.3%. For the calendar year the KPM Equity Portfolio declined -3.9% which was comparable to the Value Line Composite Index but was again well behind the S&P 500 Index. The KPM Fixed Income Portfolio had a +3.1% return in the six month period and a +6.8% return in the calendar year ended December 31, 1998.

Much of the challenge in managing equities in 1998 can be explained by the huge divergence between the returns of the S&P 500 Index and the Value Line Composite Index. This difference was 17.6 percentage points in the six month period and
32.4 percentage points for the calendar year, both in the S&P 500 Index's favor. This is the largest divergence I have ever seen in my 23 years of experience and some other money managers have suggested that it was the largest divergence in over 50 years.

Why did this happen? There are two basic reasons. First, a relatively small number of the largest growth stocks provided nearly all of the returns of the S&P 500 Index in 1998. In fact, only 13 stocks made up about 50% of the S&P 500 Index return. Why investors chose to focus interest on such few stocks is open
to debate.   Some reasons may include the increasing popularity of index funds, foreign investors preference for well known companies, the rapid growth and glamour of such companies (especially technology and internet stocks) and their recent superior stock market returns. The second reason for the divergence is the method in which the stock indices are constructed. The S&P 500 Index is weighted by the size (or capitalization) of each company, i.e. the largest companies comprise proportionately larger percentages of the index. As a result, the return of the largest companies dominate the return of the whole S&P 500 Index. In contrast, the Value Line Composite Index, in addition to containing more stocks (over 1,700), weights each company equally which, in our opinion, is closer to how a portfolio is constructed.

And as if this disparity wasn't enough of a challenge, the large capitalization stocks that were favored were also selling at price/earnings ratios that were among the highest in the entire stock market. This outperformance by stocks with the highest price/earnings ratios is in contrast to numerous academic studies which have shown that in most years stocks with lower price/earnings ratios tend to outperform those with higher ratios. KPM, as a value manager, stayed true to its philosophy and invested in mostly stocks with lower price/earnings ratios, which decidedly worked against us in 1998.

As discussed in the equity portfolio commentary, we have made some modification to KPM's approach to try to reduce the impact of such market divergences on your portfolio in the future. However, we also believe that it is just a matter of time before value type stocks are once again favored by the market. In fact, the last time that the largest growth stocks dominated stock market performance was in 1972-73, and after that period the broad market and value type stocks outperformed the S&P 500 Index for ten consecutive years. History has shown that good things happen to investors who have patience and stick to their philosophy over long periods of time. When value comes back into favor, KPM will be ready!

Sincerely,
/s/ Randall D. Greer

Randall D. Greer, CFA
Chairman

                              KPM EQUITY PORTFOLIO
                              PORTFOLIO COMMENTARY

     Bruce H. Van Kooten, CFA
     Portfolio Manager

There is an old Chinese curse that reads: "May you live in interesting times." This curse has definitely rung true for a number of value managers over the last five quarters. Your manager is obviously included in those impacted by the curse. We have been through a period where tried and true value measures including low P/E, low Price/Book and low beta strategies have not worked. In the past, these strategies have generated very good returns while providing investors with a margin of safety against loss. Unfortunately, this time around companies we thought had a high margin of safety seemed instead to have a high margin of loss.

Realizing that the value style we have practiced for years was not performing as in the past, we painstakingly looked at everything we do and how we do it: our philosophy, our investment process and how we construct portfolios. This self-examination has resulted in a few changes to our approach of investing. What we will not do is change our basic value philosophy, as we remain totally committed
--------
to value. But we are modifying the manner in which we build portfolios and the valuation parameters we have been using. Following is a summary of the important points of our review.

First of all, in our search for undervalued companies in a highly priced market, we have increased the portion of our portfolios invested in turnarounds, which are dependent upon a management execution strategy to fix a problem, not the general trend of the stock market. So in a rising market, if management strategy has not yet taken hold, the stock has likely underperformed. Second, in our search for value, we added more medium and small capitalization stocks we felt were cheap. This did not work in 1998, as a two-tiered market developed where investors favored the largest companies to the exclusion of the rest of the market.

In order to restore the relative returns that clients deserve and expect we have come up with a four-fold solution. First, we are reducing the portion of turnarounds to no more than 15% of the portfolio, thereby minimizing management execution risk. Second, we are increasing the portion of the portfolio invested in great companies at a fair price. In other words, we will be more willing to pay more for those companies that have a brand name franchise. We also will not sell these companies as quickly as we have in the past when we feel they are fully valued. Third, we plan to keep a closer eye on the portfolio's average market capitalization. In other words, we don't want a disproportionate amount of small companies in a portfolio that is basically compared to a large cap index like the S&P 500 Index. Finally, we plan to increase our discipline with respect to sector diversification. In the last few years, we have had very limited exposure to both the technology and the healthcare sectors, both of which have been stellar performers in the bull market. We want to have at least some exposure to each of the economic sectors so that the portfolio can benefit from any market sector rotation that may take place. Ideally, the portfolio will have some representation in all of the following sectors: Basic Materials, Capital Goods, Communications, Consumer Cyclicals, Consumer Staples, Energy, Financial Services, Healthcare, Technology and Transportation. We believe that these modifications will better enable us to meet or exceed your expectations in the future.

If you would like a complete copy of our piece, "Ruminations of a Value Manager," just give us a call at 800-776-5782, and we will send one to you.

PORTFOLIO PROFILE AS OF DECEMBER 31, 1998

                                        KPM EQUITY
                                     WEIGHTED AVERAGE         S&P 500
                                     ----------------        --------
        Price/Earnings*<F1>                13.8x               28.2x
        Price/Book Value                    3.0x                4.5x
        Dividend Yield                      1.6%                1.4%
        Return on Equity
          (5-year average)                 19.4%               16.5%
        Market Capitalization             $28.4 billion       $87.9 billion
        *<F1>based on 1998 estimates

                       AVERAGE ANNUAL RATE OF RETURN (%)
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                            FISCAL                           SINCE INCEPTION
                         YEAR-TO-DATE     1 YEAR    3 YEARS       7/5/94
                         -----------      ------    -------   --------------
 KPM Equity Portfolio       (6.51)        (3.89)     14.19        16.93

 DATE                KPM EQUITY PORTFOLIO      S&P 500 COMPOSITE
 7/5/94                    $10,000                  $10,000
 12/31/94                  $10,234                  $10,440
 6/30/95                   $12,201                  $12,549
 12/31/95                  $13,565                  $14,363
 6/30/96                   $15,162                  $15,813
 12/31/96                  $17,506                  $17,660
 6/30/97                   $19,850                  $21,300
 12/31/97                  $21,023                  $23,554
 6/30/98                   $21,612                  $27,725
 12/31/98                  $20,204                  $30,284

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.


                           KPM FIXED INCOME PORTFOLIO
                              PORTFOLIO COMMENTARY

     Patrick M. Miner, CFA
     Portfolio Manager

After a very rocky Summer and early Fall the bond market stabilized during the last two months of 1998. Intermediate interest rates increased about 1/4%
during the past quarter, less in long-term and short-term maturities.   Spreads
(vs. treasury securities) available from corporate bonds and structured securities reached their highest level of the 1990's in early October, and have been steadily retracing back down to more normal levels. But we do not expect spreads to tighten to the levels seen early in 1998. Financial crises around the world (Asia, Russia, Brazil, etc.) have awakened risk fears not seen during the United State's multi-year economic expansion. A benign domestic inflation outlook has allowed the Federal Reserve Board to provide financial liquidity to the world via an easing of short-term interest rates, giving us a long period of low rates and economic growth.

The KPM Fixed Income Portfolio posted a total return of 3.10% for the last half of 1998 - a solid return in light of the chaos experienced in the bond market from August through October. The Lehman Brothers Aggregate Bond Index - heavily weighted in government securities - earned a 4.58% return for the same period. Relative performance compared to the Lipper Fixed Income Fund Average was much better. Many funds, in a quest for higher yield had invested heavily in foreign bonds and added a significant position in lower rated securities over the past couple of years. These added risks resulted in some rather poor returns during this chaotic period of illiquidity and the Lipper Fixed Income Fund Average earned only a 2.07% return for the last half of the year.

These same influences impacted full year performances in similar fashion with the KPM Fixed Income Portfolio generating a return of 6.82% versus 8.67% for the Lehman Brothers Aggregate Bond Index and only 5.61% for the Lipper Fixed Income Fund Average.

During the quarter we increased the allocation of corporate bonds from 31% of the portfolio to 41%, adding several positions after the extreme spread widening. We also initiated a position in high-quality commercial mortgage-backed securities, which experienced the most severe widening of any sector due to liquidity problems as several heavily leveraged hedge funds were forced to sell at an inopportune time. These portfolio additions were funded with new cash and a reduction in the government bond allocation from 15% to 7% of the portfolio. This reduction of government securities in favor of the spread sectors allowed us to improve the income yield of the portfolio while acquiring assets that also have an above-average potential to outperform in terms of future price appreciation.

Looking forward we see continued tightening of spreads - at least for the next couple of quarters - but stopping short of the very tight levels seen last spring. Consensus estimates call for the Federal Reserve Board to remain on hold indefinitely, balancing domestic growth with concern for future foreign financial problems. As long as inflation stays muted, there will really be no compelling reasons for the Fed to act. Interest rates should remain in a fairly tight range around current levels until growth decelerates or inflation starts moving up. At this time, there is no evidence that either is imminent.

PORTFOLIO PROFILE AS OF DECEMBER 31, 1998

                                           KPM FIXED INCOME PORTFOLIO
                                                WEIGHTED AVERAGE
                                           -------------------------
        Average Quality of Securities                 Aa3
        Average Life of Securities                 7.67 years
        Effective Duration                         4.88 years
        SEC Yield                                    4.70%

                       AVERAGE ANNUAL RATE OF RETURN (%)
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                            FISCAL                           SINCE INCEPTION
                         YEAR-TO-DATE     1 YEAR    3 YEARS       7/5/94
                         -----------      ------    -------  ---------------
 KPM Fixed Income
   Portfolio                 3.10          6.82       6.13         7.48

                          KPM FIXED             LEHMAN BROTHERS
 DATE                  INCOME PORTFOLIO       AGGREGATE BOND INDEX
 7/5/94                    $10,000                  $10,000
 12/31/94                   $9,925                  $10,099
 6/30/95                   $10,963                  $11,254
 12/31/95                  $11,569                  $11,964
 6/30/96                   $11,362                  $11,820
 12/31/96                  $11,943                  $12,399
 6/30/97                   $12,266                  $12,782
 12/31/97                  $12,949                  $13,595
 6/30/98                   $13,417                  $14,129
 12/31/98                  $13,833                  $14,776

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

                              KPM EQUITY PORTFOLIO
            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1998 (UNAUDITED)

---------------------------------------------------------------------------
COMMON STOCKS -- 92.6%                                SHARES          VALUE
---------------------------------------------------------------------------
BASIC MATERIALS -- 8.3%
FiberMark, Inc. *<F2>                                 64,500     $  878,812
Hanna (M.A.) Company                                  67,500        831,094
Potash Corporation                                    27,500      1,756,563
                                                                -----------
                                                                  3,466,469
                                                                -----------

CAPITAL GOODS -- 6.5%
Pentair, Inc.                                         35,000      1,393,437
Trinity Industries, Inc.                              33,500      1,289,750
                                                                -----------
                                                                  2,683,187
                                                                -----------
CONSUMER CYCLICALS -- 12.4%
The Dun & Bradstreet Corporation                      53,000      1,672,812
Mattel, Inc.                                          45,000      1,026,562
Nike, Inc.                                            60,000      2,433,750
                                                                -----------
                                                                  5,133,124
                                                                -----------
CONSUMER STAPLES -- 18.0%
Anheuser-Busch Companies, Inc.                        13,000        853,125
Kimberly-Clark Corporation                            36,500      1,989,250
McDonald's Corporation                                25,000      1,915,625
Philip Morris Companies Inc.                          38,000      2,033,000
Sara Lee Corporation                                  25,000        704,688
                                                                -----------
                                                                  7,495,688
                                                                -----------
ENERGY -- 5.4%
Atlantic Richfield Company                            25,000      1,631,250
Prima Energy Corporation *<F2>                        47,850        607,097
                                                                -----------
                                                                  2,238,347
                                                                -----------
FINANCIAL SERVICES -- 19.6%
Alleghany Corporation                                  8,500      1,596,938
Freddie Mac                                           42,000      2,706,375
Gallagher (Arthur J.) & Co.                           22,000        970,750
SLM Holding Corporation                               60,000      2,880,000
                                                                -----------
                                                                  8,154,063
                                                                -----------
INSURANCE -- 16.7%
The Allstate Corporation                              48,000      1,854,000
Berkshire Hathaway Inc. *<F2>                             50      3,500,000
The Commerce Group, Inc.                              44,200      1,566,338
                                                                -----------
                                                                  6,920,338
                                                                -----------
TECHNOLOGY -- 2.4%
Electronic Data Systems Corporation                   20,000      1,005,000
                                                                -----------
UTILITIES -- 3.3%
Cal Energy Company, Inc. *<F2>                        40,000      1,387,500
                                                                -----------
TOTAL COMMON STOCK (cost $29,791,565)                            38,483,716
                                                                -----------
---------------------------------------------------------------------------
SHORT-TERM                                        PRINCIPAL
INVESTMENTS -- 4.8%                                 AMOUNT
---------------------------------------------------------------------------
U.S. TREASURIES -- 4.8%
U.S. Treasury Bill, 4.99%, 1/28/99                $2,000,000      1,992,029
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (cost $1,992,698)                    1,992,029
                                                                -----------
TOTAL INVESTMENTS -- 97.4% (cost $31,784,263)                    40,475,745
Other assets in excess of liabilities -- 2.6%                     1,094,014
                                                                -----------
Total net assets -- 100.0%                                      $41,569,759
                                                                -----------
                                                                -----------
*<F2> Non-income producing

                      See notes to the financial statements.

                           KPM FIXED INCOME PORTFOLIO
            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------
LONG-TERM                                         PRINCIPAL         MARKET
INVESTMENTS -- 94.7%                                AMOUNT          VALUE
--------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 35.4%
Federal Home Loan Mortgage Corporation (FHLMC):
  Series 1232, Class F, 7.50%, 9/15/06             $ 200,000   $    204,917
  Series 1035, Class E, 8.00%, 10/15/20               86,811         88,188
  Series 1455, Class H, 7.00%, 6/15/21               372,000        381,654
  Series 1761, Class G, 8.00%, 6/15/21               250,000        252,970
  Series 1545, Class C, 6.00%, 6/15/23                35,962         35,795

Federal National Mortgage Association (FNMA):
  Series 1993-76, Class PG, 6.00%, 7/25/06            97,000         97,713
  Series 1993-221, Class C, 5.50%, 9/25/07            50,000         49,679
  Series 1996-26, Class E, 7.00%, 10/25/09           300,000        308,215
  Series 1994-23, Class K, 6.00%, 12/25/09           325,100        318,494
  Series 1996-W4, Class A3, 6.72%, 12/25/11          100,000        101,098
  Series 1990-96, Class E, 9.67%, 1/25/17             45,231         45,642
  Series 1993-82, Class D, 6.35%, 3/25/19            195,000        196,355
  Series 1993-103, Class PG, 6.25%, 6/25/19          100,000        100,810
  Series 1989-66, Class J, 7.00%, 9/25/19            200,000        203,403
  Series 1991-173, Class PH, 6.95%, 1/25/20           22,683         22,717
  Series 1992-65, Class H, 8.50%, 1/25/20             49,299         49,194
  Series G-29, Class O, 8.50%, 9/25/21                75,524         78,203
  Series 1993-149, Class L, 6.00%, 8/25/23           350,000        340,410
GE Capital Mortgage Services, Inc.:
  Series 1994-12, Class A4, 6.00%, 3/25/09           300,000        300,447
  Series 1993-17, Class A6, 6.50%, 12/25/23          250,000        251,713
Residential Accredit Loans, Inc.:
  Series 1997-QS6, Class A4, 7.50%, 6/25/12          500,000        513,965
  Series 1996-QS3, Class AI5, 7.46%, 6/25/26          92,449         92,262
Saxon Mortgage Securities Corporation,
  Series 1994-9A, Class 1A3, 7.50%, 7/25/24           86,005         86,501
Zions Home Refinance Loan Trust,
  Series 1993-1, Class A, 5.15%, 9/25/03              13,422         13,262
                                                                -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                       4,133,607
                                                                -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.3%
Chase Commercial Mortgage Securities Corporation,
  Series 1997-2, Class A2, 6.60%, 11/19/07            90,000         93,691
Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class A1, 7.15%, 4/25/28           167,554        172,386
                                                                -----------
  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES                       266,077
                                                                -----------
ASSET-BACKED SECURITIES -- 9.6%
Green Tree Financial Corporation:
  Series 1995-4, Class B1, 7.30%, 6/15/25            100,000        100,623
  Series 1995-3, Class M1, 7.95%, 8/15/25            300,000        298,188
Newcourt Receivables Asset Trust,
  Series 1997-1, Class A4, 6.19%, 5/20/05            195,000        198,225
Oakwood Mortgage Investors, Inc.,
  Series 1995-B, Class B1, 7.55%, 1/15/21            250,000        247,470
Vanderbilt Mortgage Finance,
  Series 1997-B, Class 1A4, 7.19%, 2/7/14            147,000        152,813
Westinghouse Electric Corporation Notes,
  6.875%, 9/01/03                                    120,000        123,576
                                                                -----------
  TOTAL ASSET-BACKED SECURITIES                                   1,120,895
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 6.8%
U.S. Treasury Bonds,
  6.00%, 2/15/26                                     500,000        545,625
U.S. Treasury Strips, Principal Only,
  0.00%, 11/15/24                                  1,000,000        247,669
                                                                -----------
  TOTAL U.S. TREASURY OBLIGATIONS                                   793,294
                                                                -----------
CORPORATE BONDS -- 40.6%
AT&T Corporation Debentures, 8.125%, 7/15/24         250,000        275,315
Chevron Capital USA, Inc. 7.45%, 8/15/04              50,000         52,700
Commonwealth Edison Notes, 9.05%, 10/15/99           250,000        255,817
Dayton Hudson Corporation Debentures,
  9.625%, 2/01/08                                    300,000        379,682
Eastman Chemical Corporation Debentures,
  7.25%, 1/15/24                                     200,000        197,126
Enron Corporation Senior Subordinated Debentures,
  6.75%, 7/01/05                                     245,000        253,860
Equifax, Inc. Notes,
  6.30%, 7/01/05                                     250,000        257,472
Federal Express Sinking Fund Pass-Thru Certificates,
  6.68%, 1/01/08                                     543,562        552,673
James River Corporation Notes,
  7.92%, 12/27/04                                    250,000        271,417
Kansas City Power & Light,
  6.50%, 11/01/01                                    150,000        153,806
May Department Stores Debentures:
  9.45%, 2/02/99                                     100,000        100,269
  9.875%, 12/01/02                                   300,000        345,194
Occidental Petroleum Co. Notes,
  6.02%, 11/24/99                                    125,000        124,727
Phillips Petroleum Co. Debentures,
  6.65%, 7/15/18                                     300,000        305,749
Supervalu, Inc. Notes,
  6.31%, 11/09/00                                    400,000        403,241
Union Carbide Corporation Notes,
  6.75%, 4/01/03                                     200,000        203,996
Union Pacific Corporation Notes,
  6.25%, 3/15/99                                     100,000        100,110
United States Leasing International Senior Notes,
  8.75%, 12/01/01                                     50,000         54,055
United Telecom Debentures,
  9.50%, 4/01/03                                     200,000        229,543
Wal-Mart Stores Pass-Thru Certificates,
  7.49%, 6/21/07                                     195,498        210,227
Washington Natural Gas,
  6.07%, 1/16/04                                      10,000         10,176
                                                                -----------
  TOTAL CORPORATE BONDS                                           4,737,155
                                                                -----------
TOTAL LONG-TERM INVESTMENTS (COST $10,761,739)                   11,051,028
                                                                -----------
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 4.1%
Pitney Bowes                                         362,276        362,276
Sara Lee                                              24,649         24,649
Wisconsin Corporate Central Credit Union              99,740         99,740
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $486,665)                        486,665
                                                                -----------
TOTAL INVESTMENTS -- 98.8%
  (cost $11,248,404)                                             11,537,693
Other assets in excess of liabilities -- 1.2%                       137,029
                                                                -----------
Total net assets -- 100.0%                                      $11,674,722
                                                                -----------
                                                                -----------

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1998 (UNAUDITED)

                                                                                   KPM                 KPM
                                                                                  EQUITY           FIXED INCOME
                                                                                PORTFOLIO           PORTFOLIO
                                                                               -----------         -----------
ASSETS:
Investments, at value
  (cost of $31,784,263 and $11,248,404, respectively)                          $40,475,745         $11,537,693
Dividends and interest receivable                                                   61,021             156,596
Receivable for investments sold                                                  1,568,412                  --
Receivable from Adviser                                                                 --                 367
Capital shares sold                                                                  2,062               2,940
Organizational costs                                                                 6,113                 526
Other assets                                                                         5,933               1,290
                                                                              ------------        ------------
   Total assets                                                                 42,119,286          11,699,412
                                                                              ------------        ------------
LIABILITIES:
Payable to Adviser                                                                  28,346                  --
Payable to Distributor                                                               8,870               2,498
Capital shares redeemed                                                             63,242               6,445
Accrued expenses and other liabilities                                             449,069              15,747
                                                                              ------------        ------------
   Total liabilities                                                               549,527              24,690
                                                                              ------------        ------------
NET ASSETS                                                                    $ 41,569,759        $ 11,674,722
                                                                              ------------        ------------
                                                                              ------------        ------------
NET ASSETS CONSIST OF:
Paid in capital                                                               $ 34,918,040        $ 11,317,931
Accumulated undistributed net investment (loss)                                     (2,726)             (1,621)
Accumulated undistributed net realized gain (loss) on investments               (2,037,037)             69,123
Unrealized appreciation on investments                                           8,691,482             289,289
                                                                              ------------        ------------
NET ASSETS                                                                      41,569,759       $  11,674,722
                                                                              ------------        ------------
                                                                              ------------        ------------
Shares issued and outstanding (Fifty million
  shares of $0.00001 par value authorized per Portfolio)                         2,667,282           1,084,388
Net asset value per share (offering and redemption price)                    $      15.59        $      10.77
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.


                            STATEMENTS OF OPERATIONS
               FOR THE PERIOD ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                                   KPM                 KPM
                                                                                  EQUITY           FIXED INCOME
                                                                                PORTFOLIO           PORTFOLIO
                                                                               -----------         -----------
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $972 and $0, respectively)         $   281,177         $        --
Interest                                                                           148,438             395,288
                                                                               -----------         -----------
  Total investment income                                                          429,615             395,288
                                                                               -----------         -----------
EXPENSES:
Investment advisory fees                                                           170,321              36,005
Administrative fees                                                                 19,738              12,520
Custody fees and expenses                                                            2,650               1,390
Accounting and transfer agent fees and expenses                                     18,260              12,612
Professional fees                                                                    7,316               6,666
Directors' fees and expenses                                                         1,644                 874
Registration and filing fees                                                         5,062               3,064
Shareholder reports                                                                  2,228                 826
Amortization of deferred fees                                                        1,608                 396
Distribution fees (12b-1)                                                           53,225              15,002
Other                                                                               18,611               6,081
                                                                               -----------         -----------
  Total expenses before reimbursement from Adviser                                 300,663              95,436
  Less, expense reimbursement                                                           --             (20,294)
                                                                               -----------         -----------
Net expenses                                                                       300,663              75,142
                                                                               -----------         -----------
NET INVESTMENT INCOME                                                              128,952             320,146
                                                                               -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                                         (2,038,091)            130,143
Net change in unrealized appreciation (depreciation) of investments             (1,648,786)           (109,773)
                                                                               -----------         -----------
NET GAIN (LOSS) ON INVESTMENTS                                                  (3,686,877)             20,370
                                                                               -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $(3,557,925)         $  340,516
                                                                               -----------         -----------
                                                                               -----------         -----------

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            KPM EQUITY PORTFOLIO             KPM FIXED INCOME PORTFOLIO
                                                      SIX MONTHS              YEAR            SIX MONTHS        YEAR
                                                        ENDED                ENDED              ENDED          ENDED
                                                    DEC. 31, 1998        JUNE 30, 1998      DEC. 31, 1998  JUNE 30, 1998
                                                    -------------        -------------      -------------  -------------
                                                     (UNAUDITED)                             (UNAUDITED)
OPERATIONS:
Net investment income                               $     128,952       $     232,638      $      320,146 $      559,502
Net realized gain (loss) on investments                (2,038,091)          2,858,996             130,143         43,244
Change in unrealized
  appreciation (depreciation) of investments           (1,648,786)            845,812            (109,773)       299,425
                                                      -----------         -----------         -----------    -----------
   Net increase (decrease) in net assets
     resulting from operations                         (3,557,925)          3,937,446             340,516        902,171
                                                      -----------         -----------         -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                    (131,429)           (230,975)           (319,264)      (559,794)
Net realized gain on investments                       (1,379,833)         (5,646,345)            (78,240)            --
                                                      -----------         -----------         -----------    -----------
   Total dividends and distributions                   (1,511,262)         (5,877,320)           (397,504)      (559,794)
                                                      -----------         -----------         -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               3,112,546          18,512,949           2,622,527      4,617,298
Shares issued in connection with payment of
  dividends and distributions                           1,380,919           5,464,299             379,829        474,197
Cost of shares redeemed                               (13,969,523)         (7,265,078)         (3,014,682)    (2,562,121)
                                                      -----------         -----------         -----------    -----------
   Net increase (decrease) in net assets
     from capital share transactions                   (9,476,058)         16,712,170             (12,326)     2,529,374
                                                      -----------         -----------         -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (14,545,245)         14,772,296             (69,314)     2,871,751
NET ASSETS:
Beginning of period                                    56,115,004          41,342,708          11,744,036      8,872,285
                                                      -----------         -----------         -----------    -----------
End of period*<F3>                                    $41,569,759         $56,115,004         $11,674,722    $11,744,036
                                                      -----------         -----------         -----------    -----------
*<F3>Including undistributed net investment
   (loss) of:                                         $    (2,726)        $      (249)        $    (1,621)   $    (2,504)
                                                      -----------         -----------         -----------    -----------
                                                      -----------         -----------         -----------    -----------
CHANGES IN SHARES OUTSTANDING:
Shares sold                                               208,170           1,017,370             238,782        430,107
Shares issued in connection with payment
  of dividends and distributions                           89,569             324,718              35,039         44,337
Shares redeemed                                          (872,437)           (407,792)           (276,471)      (238,960)
                                                      -----------         -----------         -----------    -----------
NET INCREASE (DECREASE)                                  (574,698)            934,296              (2,650)       235,484
                                                      -----------         -----------         -----------    -----------
                                                      -----------         -----------         -----------    -----------

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                KPM EQUITY PORTFOLIO

                                                       SIX MONTHS        YEAR           YEAR           YEAR    JULY 5, 1994(1)<F4>
                                                         ENDED          ENDED          ENDED          ENDED            TO
                                                     DEC. 31, 1998  JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1995
                                                     -------------  -------------  -------------  -------------  -------------
                                                      (UNAUDITED)
NET ASSET VALUE -
 BEGINNING OF PERIOD                                     $17.31         $17.92         $14.53         $12.00         $10.00
                                                         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.05           0.08           0.05           0.05           0.11
Net realized gain (loss) and
 unrealized appreciation
 (depreciation)                                           (1.19)          1.31           4.25           2.83           2.06
                                                         ------         ------         ------         ------         ------
 Total from investment
    operations                                            (1.14)          1.39           4.30           2.88           2.17
                                                          ------        ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                   (0.05)         (0.08)         (0.06)         (0.05)         (0.10)
Distributions from net realized
 gain from investment
 transactions                                             (0.53)         (1.92)         (0.85)         (0.30)         (0.07)
                                                         ------         ------         ------         ------         ------
 Total distributions                                      (0.58)         (2.00)         (0.91)         (0.35)         (0.17)
                                                         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                          $15.59         $17.31         $17.92         $14.53         $12.00
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              -6.51%(2)<F5>   8.88%         30.92%         24.19%         22.01%(2)<F5>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (thousands)                                           $41,570         $56,115        $41,343        $30,565        $15,361
Ratio of expenses to average
 net assets                                                1.41%(3)<F6>   1.42%          1.45%          1.50%          1.50%(3)<F6>
Ratios of net investment income
 to average net assets                                     0.61%(3)<F6>   0.45%          0.34%          0.40%          1.04%(3)<F6>
Portfolio turnover rate                                   18.34%         32.25%         41.83%         34.05%         27.90%

(1)<F4> Commencement of Operations
(2)<F5> Not Annualized
(3)<F6> Annualized

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING


                                                                             KPM FIXED INCOME PORTFOLIO

                                                       SIX MONTHS        YEAR           YEAR           YEAR     JULY 5, 1994(1)<F7>
                                                         ENDED          ENDED          ENDED          ENDED            TO
                                                     DEC. 31, 1998  JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1995
                                                     -------------  -------------  -------------  -------------  -------------
                                                      (UNAUDITED)
NET ASSET VALUE -
 BEGINNING OF PERIOD                                     $10.80         $10.42         $10.23         $10.47         $10.00
                                                         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.29           0.59           0.61           0.63           0.57
Net realized gain (loss) and
 unrealized appreciation
 (depreciation)                                            0.04           0.38           0.19          (0.23)          0.47
                                                         ------         ------         ------         ------         ------
 Total from investment
   operations                                              0.33           0.97           0.80           0.40           1.04
                                                         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                   (0.29)         (0.59)         (0.61)         (0.62)         (0.57)
Distributions from net realized
 gain from investment
 transactions                                             (0.07)          0.00           0.00          (0.02)          0.00
                                                         ------         ------         ------         ------         ------
 Total distributions                                      (0.36)         (0.59)         (0.61)         (0.64)         (0.57)
                                                         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                          $10.77         $10.80         $10.42         $10.23         $10.47
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                               3.10%(2)<F8>   9.39%          7.96%          3.63%          9.63%(2)<F8>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                          $11,675         $11,744         $8,872         $8,465         $5,868
Ratio of expenses to average
  net assets:
 Before expense
   reimbursement                                           1.59%(3)<F9>   1.33%          1.51%          1.29%          1.56%(3)<F9>
 After expense
   reimbursement                                           1.25%(3)<F9>   1.25%          1.25%          1.25%          1.25%(3)<F9>
Ratios of net investment income
  to average net assets:
 Before expense
   reimbursement                                           4.99%(3)<F9>   5.44%          5.56%          5.90%          5.28%(3)<F9>
 After expense
   reimbursement                                           5.33%(3)<F9>   5.52%          5.82%          5.94%          5.59%(3)<F9>
Portfolio turnover rate                                   18.79%         19.33%         26.14%         19.52%         40.34%

(1)<F7> Commencement of Operations
(2)<F8> Not Annualized
(3)<F9> Annualized

                     See notes to the financial statements.

                                KPM FUNDS, INC.
       NOTES TO THE FINANCIAL STATEMENTS -- DECEMBER 31, 1998 (UNAUDITED)

1. ORGANIZATION

KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1998, the Fund had two portfolios in operation: the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS: Investment securities are carried at market determined using the following valuation methods:

o Securities traded on a national securities exchange are valued at the last reported sale price that day.

o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued in accordance with the above noted policies at the close of each business day.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

EXPENSE ALLOCATION: Common expenses incurred by the Portfolio are allocated among the Portfolios based upon relative average net assets, as incurred on a specific identification basis, number of shareholder accounts or net sales or evenly among the Portfolios, depending on the nature of the expenditure.

ORGANIZATIONAL COSTS: Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

FEDERAL INCOME TAXES: It is the Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Portfolios intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Portfolio's daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if operating expenses exceed the annual rates presented below as applied to each Portfolio's daily net assets. For the six months ended December 31, 1998 the Adviser waived the following fees:

                                      KPM EQUITY            KPM FIXED
                                      PORTFOLIO          INCOME PORTFOLIO
                                      ----------          --------------
   Annual Advisory Rate                 0.80%                 0.60%
   Annual Cap on Expenses               1.50%                 1.25%
   Fees Waived                            --                 $20,294

The Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolios' shares. Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of 0.25% per annum of each Portfolio's daily net assets. Under the terms of the distribution agreement, the Portfolios incurred $53,225 and $15,002, respectively for such service.

For the six months ended December 31, 1998, the KPM Equity Portfolio paid KPSP $809 in broker commissions.

4. SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1998 were as follows:

                                         KPM EQUITY         KPM FIXED
                                         PORTFOLIO       INCOME PORTFOLIO
                                         ----------      ---------------
    Purchases:
      U.S. Government                           --         $   529,913
      Other                            $ 6,743,909           1,797,265
    Sales:
      U.S. Government                           --           1,827,580
      Other                             12,144,784             331,065

At December 31, 1998, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                    NET
                                APPRECIATION   APPRECIATION DEPRECIATION
                                ------------   -----------  ------------
    KPM Equity Portfolio        $8,691,482    $10,221,534  $(1,530,052)
    KPM Fixed Income Portfolio     289,289        321,527      (32,238)

At December 31, 1998, the cost of investment securities is identical for financial reporting and income tax purposes.

INVESTMENT ADVISER
KPM Investment Management, Inc.

DISTRIBUTOR
Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND
SHAREHOLDER SERVICING AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank Milwaukee, N.A.


This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                (KPM Funds Logo)

                        10250 Regency Circle, Suite 500
                              Omaha, NE 68114-3723